UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 17, 2006
Zimmer Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16407	13-4151777

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
345 East Main Street
Warsaw, Indiana 46580

(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (574) 267-6131
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
     On February 17, 2006, the Board of Directors of Zimmer Holdings, Inc. approved the following changes in the company’s non-employee director compensation program, effective as of the 2006 annual meeting of stockholders on May 1:
•	the committee chair annual retainer will be increased from $5,000 to $7,500;

•	non-employee directors will be paid for each committee meeting attended, including committee meetings held on the same day as a Board meeting; and

•	continuing non-employee directors (including directors who are elected or re-elected) will be granted an additional annual equity award as of the date of each annual meeting of stockholders in the from of restricted stock units, or RSUs, with an initial value, based on the price of the company’s common stock on the date of grant, equal to $40,000. The RSUs will be immediately vested and will be subject to mandatory deferral until the later of (1) the director’s retirement or other termination of service from the Board or (2) the date that is three years after the grant date. The RSUs will be settled in shares of company common stock.
     A copy of the form of RSU award letter for use under the company’s Stock Plan for Non-Employee Directors is filed as Exhibit 10.1 to this report and incorporated by reference herein.
     Also on February 17, 2006, the Compensation and Management Development Committee of the Board of Directors established the performance criteria for the 2006 annual incentive awards under the Zimmer Holdings, Inc. Executive Performance Incentive Plan (the “Plan”) for certain key employees, including the following named executive officers (as reported in the company’s 2005 proxy statement): J. Raymond Elliott, Sam R. Leno, Bruno A. Melzi and David C. Dvorak. The annual incentive awards will be based upon achievement by the company of certain weighted performance levels for the following performance metrics for the year ended December 31, 2006: adjusted earnings per share, consolidated revenue and consolidated free cash flow. The term “adjusted” refers to a measure that excludes the effects of acquisition and integration expenses and purchase accounting. A copy of the Plan was filed as Exhibit 10.6 to the company’s Annual Report on Form 10-K for the year ended December 31, 2003.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
      (d) Exhibits

Exhibit No.	Description

10.1	Form of Restricted Stock Unit Award Letter under the Zimmer Holdings, Inc. Stock Plan for Non-Employee Directors

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIMMER HOLDINGS, INC.
By:	/s/ CHAD F. PHIPPS
Chad F. Phipps
Associate General Counsel and Secretary

Dated: February 21, 2006

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Restricted Stock Unit Award Letter under the Zimmer Holdings, Inc. Stock Plan for Non-Employee Directors